As filed with the Securities and Exchange Commission on April 27, 2001
                                                     1933 Act File No. 002-98409
                                                     1940 Act File No. 811-04325

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ X ]
                       Pre-Effective Amendment No. ___                     [   ]
                      Post-Effective Amendment No. 29                      [ X ]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 29                              [ X ]

                        FIRST INVESTORS LIFE SERIES FUND
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                        First Investors Life Series Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)
          [ ]   immediately upon filing pursuant to paragraph (b)
          [X]   on May 1, 2001 pursuant to paragraph (b)
          [ ]   60 days after filing pursuant to paragraph (a)(1)
          [ ]   on (date) pursuant to paragraph (a)(1)
          [ ]   75 days after filing pursuant to paragraph (a)(2)
          [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

          [ ]   This post-effective amendment designates a new effective date for a previously filed  post-effective amendment.

                        FIRST INVESTORS LIFE SERIES FUND

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for the First Investors Life Series Fund

Statement of Additional Information for the First Investors Life Series Fund

Part C - Other Information

Signature Page

Exhibits

         -------------------------------------------------------
         LIFE SERIES FUND
         -------------------------------------------------------


         Blue Chip
         Cash Management
         Discovery
         Focused Equity
         Government
         Growth
         High Yield
         International Securities
         Investment Grade
         Target Maturity 2007
         Target Maturity 2010
         Target Maturity 2015
         Utilities Income


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


         THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


INTRODUCTION................................................................3

FUND DESCRIPTIONS

Blue Chip Fund..............................................................4
Cash Management Fund........................................................9
Discovery Fund.............................................................14
Focused Equity Fund........................................................19
Government Fund............................................................24
Growth Fund................................................................29
High Yield Fund............................................................34
International Securities Fund..............................................41
Investment Grade Fund......................................................47
Target Maturity 2007 Fund..................................................52
Target Maturity 2010 Fund..................................................57
Target Maturity 2015 Fund..................................................62
Utilities Income Fund......................................................67

FUND MANAGEMENT ...........................................................73
BUYING AND SELLING SHARES .................................................75

How and when do the Funds price their shares?..............................75
How do I buy and sell shares?..............................................75

ACCOUNT POLICIES...........................................................76

What about dividends and capital gain distributions?.......................76
What about taxes?..........................................................76
Mixed and Shared Funding...................................................76

FINANCIAL HIGHLIGHTS ......................................................77

     Blue Chip Fund                     International Securities Fund
     Cash Management Fund               Investment Grade Fund
     Discovery Fund                     Target Maturity 2007 Fund
     Focused Equity Fund                Target Maturity 2010 Fund
     Government Fund                    Target Maturity 2015 Fund
     Growth Fund                        Utilities Income Fund
     High Yield Fund

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks and how it has performed. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

--------------------------------------------------------------------------------
BLUE CHIP FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks high total investment return consistent with the preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in the common stocks of large, well-established companies that are in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). These are defined by the Fund as "Blue Chip" stocks. The Fund selects stocks that it believes will have earnings growth in excess of the average company in the S&P 500 Index. While the Fund attempts to diversify its investments so that its weightings in different industries are similar to those of the S&P 500 Index, it is not an index fund and therefore will not necessarily mirror the S&P 500 Index. The Fund generally stays fully invested in stocks under all market conditions. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price, not only because of company-specific developments, but also in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. This is known as market risk. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE BLUE CHIP FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 BLUE CHIP FUND

 1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

26.17%   6.67%   8.51%  -1.45%  34.00%   21.52%  26.72%   18.66%  25.32%  -5.75%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 20.03% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND THE LOWEST QUARTERLY RETURN WAS -12.66% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Blue Chip Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                          1 Year*            5 Years*             10 Years*
--------------------------------------------------------------------------------
Blue Chip Fund            (5.75%)              16.63%               15.33%
--------------------------------------------------------------------------------
S&P 500 Index             (9.11%)              18.15%               17.43%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE BLUE CHIP FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks high total investment return consistent with the preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are in the S&P 500 Index. These are defined by the Fund as "Blue Chip" stocks. The S&P 500 Index consists of both U.S. and foreign corporations. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company in the S&P 500 Index. The Fund attempts to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Fund intends to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated. The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Blue Chip Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While Blue Chip stocks have historically been the least risky and most liquid of stocks, like all stocks they fluctuate in value. Moreover, Blue Chip stocks increasingly include stocks of technology companies which may fluctuate substantially in price.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Other Risks:

While the Fund generally attempts to remain sector neutral relative to the S&P 500 Index, it is not an index fund. The Fund may hold securities other than those in the S&P 500 Index, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Primary Investment Strategies:

The Fund invests in high-quality money market instruments that the Fund determines present minimal credit risk. These instruments include prime commercial paper, short-term corporate obligations, short-term U.S. government agency obligations and Treasury bills and notes. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

Primary Risks:

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all money market funds:

The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

The Fund's yield will change daily based upon changes in interest rates and other market conditions.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HOW HAS THE CASH MANAGEMENT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume investment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              CASH MANAGEMENT FUND

 1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

 5.71%   3.02%   2.70%   3.77%   5.51%    5.00%   5.08%   5.02%    4.67%   5.92%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 1.57% (FOR THE QUARTER ENDED MARCH 31, 1991), AND THE LOWEST QUARTERLY RETURN WAS 0.65% (FOR THE QUARTER ENDED JUNE 30, 1993). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Cash Management Fund's shares as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy.

--------------------------------------------------------------------------------
                                  1 Year*         5 Years*         10 Years*
--------------------------------------------------------------------------------
Cash Management Fund               5.92%            5.14%            4.62%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE CASH MANAGEMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. The Fund's investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; short-term U.S. agency obligations; Treasury bills and notes, which are securities issued by the U.S. government; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. Although the Fund tries to maintain a $1.00 share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Cash Management Fund:

Interest Rate Risk:

Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Reinvestment Risk:

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating and variable rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

Credit Risk:

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S. Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

--------------------------------------------------------------------------------
DISCOVERY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term growth of capital, without regard to dividend or interest income.

Primary Investment Strategies:

The Fund primarily invests in common stocks of companies with small market capitalizations ("small-cap stocks") which it believes have above-average growth potential ("growth stocks"). The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. These companies often offer greater potential than larger more established companies.. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

Stock prices fluctuate not only because of company-specific developments but also in response to movements in the overall securities markets, general economic conditions, change in interest rates or investor sentiment.

Small-cap stocks carry more risk because they are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources, and lack predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial.

Growth stocks are typically more volatile than the general stock market. If expectations concerning their growth prospects are not realized, the prices of these stocks may decline significantly.

Stocks of foreign companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE DISCOVERY FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Discovery Fund's shares from year to year over the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 DISCOVERY FUND

  1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

 51.73%  15.74%  22.20%  -2.53%  25.23%   12.48%  16.84%   3.05%  27.97%  -0.22%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 26.55% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND LOWEST QUARTERLY RETURN WAS -22.34% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Discovery Fund's shares compare to those of the Russell 2000 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-cap stocks. The Russell 2000 Index does not take into account fees and expenses that an investor would incur in holding the securities in the Russell 2000 Index. If it did so, the returns would be lower than those shown.


--------------------------------------------------------------------------------
                               1 Year*         5 Years*         10 Years*
--------------------------------------------------------------------------------
Discovery Fund                 (0.22%)          11.58%            16.30%
--------------------------------------------------------------------------------
Russell 2000 Index             (2.92%)          10.31%            14.63%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE DISCOVERY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks long-term growth of capital, without regard to dividend or interest income.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in common stocks of small-cap companies which it believes have above-average growth potential. The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard and Poor's 600 Small-Cap Index ("S&P 600 Small-Cap Index"). As of March 31, 2001, the market capitalizations of companies in the S&P 600 Small-Cap Index was between $32 million and $2.6 billion. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions.

The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. Because these companies tend to be smaller, their growth potential is often greater.

In selecting stocks, the Fund relies on fundamental research. It first screens potential investments to identify those that meet the Fund's definition of small-cap stocks and have attractive growth prospects due to some special situation. It then analyzes these stocks looking for companies that have one or more of the following characteristics: improving business fundamentals, strong market shares for their products or services, and strong management. The Fund may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations, appreciates in value to the point that it is no longer a small-cap stock or becomes fully valued by the market.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Discovery Fund:

Market Risk:

Because the Fund primarily invests in common stocks, an investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

Small-Cap Risk:

The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks. Small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-cap companies are often in the early stages of their development and dependent on a small number of products or services. These companies are also likely to have limited financial resources, a small, inexperienced management group, and an uncertain outlook .

Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

Growth Stock Risk:

The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates. If expectations are not met, the prices of these stocks may decline significantly.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and lower total return.

Other Risks:

While the Fund generally attempts to invest in small-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 600 Small-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 600 Small-Cap iIndex, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

--------------------------------------------------------------------------------
FOCUSED EQUITY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks capital appreciation.

Primary Investment Strategies:

The Fund seeks to achieve its objective by focusing its investments in the common stocks of 20 to 40 U.S. companies. The Fund employs a two-fold investment approach: First, using a top-down approach, the Fund seeks to identify sectors and industries that will likely benefit over the short-term. As part of this process, the Fund considers not only current economic conditions, but also long-term demographic trends, technological changes and political and social developments in the US and abroad Second, using a bottom-up approach, the Fund relies on fundamental research to identify the most attractive companies within the sectors and industries that have been identified through the top-down analysis. The Fund focuses on large-capitalization, high quality companies that exhibit above average growth, a strong balance sheet and capable management. These companies will likely be in industries that are experiencing strong cyclical or secular growth.

Primary Risks:

While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE FOCUSED EQUITY FUND PERFORMED?

The bar chart and table below show the performance of the Focused Equity Fund over the last calendar year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                               FOCUSED EQUITY FUND

                                      2000

                                    -10.93%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 3.61% (FOR THE QUARTER ENDED MARCH 31, 2000) AND THE LOWEST QUARTERLY RETURN WAS -6.65% (FOR THE QUARTER ENDED DECEMBER 31, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------
* DURING THE PERIOD SHOWN, THE FUND'S SUBADVISER WAS ARNHOLD AND S. BLEICHROEDER INC. ("ASB"). ON MAY 1, 2001, WELLINGTON MANAGEMENT LLP REPLACED ASB AS THE FUND'S SUBADVISER. SEE "FUND MANAGEMENT."

The following table shows how the average annual total returns for the Focused Equity Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large sized U.S. and foreign companies. The S&P 500 Index is an unmanaged index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                             Inception**
                                   1 Year*                   (11/08/99)
--------------------------------------------------------------------------------
Focused Equity Fund               (10.93%)                     (7.62%)
--------------------------------------------------------------------------------
S&P 500 Index                      (9.11%)                     (2.48%)
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** DURING THE PERIOD SHOWN, THE FUND'S SUBADVISER WAS ARNHOLD AND S. BLEICHROEDER INC.("ASB"). ON MAY 1, 2001, WELLINGTON MANAGEMENT COMPANY LLP REPLACED ASB AS THE FUND'S SUBADVISER. SEE "FUND MANAGEMENT."

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE FOCUSED EQUITY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks capital appreciation.

Principal Investment Strategies:

The Fund normally invests in 20 to 40 common stocks and other equity securities of large-capitalization U.S. companies. These investments are selected primarily from the Standard & Poor's 500 Composite Stock Price Index. The Fund is a non-diversified investment company. The Fund will generally concentrate 45 to 60% of its portfolio in its top 10 holdings. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks.) The Fund will generally remain fully invested, but it may, at times, have cash positions of up to 10% or more due to market, industry or other considerations.

In selecting investments the Fund favors large capitalization, high-quality companies with long-term growth potential. The companies will have accelerating earnings growth, strong possibility of multiple expansions, or hidden or unappreciated value.

The Fund uses a two-tiered strategy in selecting these investments:

First, using a "top down" approach, the Fund analyzes the general economic and investment environment. As part of the process, the Fund evaluates among other things, economic conditions, U.S. fiscal and monetary policy, long-term demographic trends, technological changes, and political and social developments in the U.S. and abroad. Based upon this analysis, the Fund attempts to anticipate trends and changes in markets and the overall economy. The Fund then seeks to identify those industries and sectors that will likely benefit over the next three to nine months from the current economic environment.

Second, using a "bottom-up" approach, the Fund relies on fundamental analysis to identify 20 to 40 of the most attractive large-capitalization companies within the industries or sectors identified through top-down analysis. The Fund's fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. Assessment of investor sentiment may also be an important factor in evaluating purchases.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or NASDAQ, either directly or through depository receipts.

The Fund continually monitors every company in its portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Focused Equity Fund:

Market Risks:

Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Non-Diversification Risk:

The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and a lower total return.

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Primary Investment Strategies:

The Fund primarily invests in pools of mortgage obligations ("mortgage backed securities") issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association ("GNMA"). Mortgage-backed securities guaranteed by the GNMA are commonly known as Ginnie Maes. The yields on Ginnie Maes are higher than on U.S. Treasury Securities with comparable maturities. Because GNMA guarantees the timely payment of principal and interest to investors in the pools, the Fund's primary strategies revolve around managing interest rate risk, prepayment risk, and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its Ginnie Mae holdings.

Primary Risks:

While Ginnie Maes are guaranteed as to payment of principal and interest, this guarantee does not apply in any way to the market prices of these securities or the Fund's share price, both of which will fluctuate. There are three main risks of investing in Ginnie Maes: interest rate risk, prepayment risk, and extension risk. When interest rates rise, Ginnie Maes tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk. When interest rates fall, homeowners also tend to refinance their mortgages. When this occurs, the Fund loses the benefit of higher yielding mortgages and must reinvest in lower interest rate mortgages. This is prepayment risk. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines. Accordingly, the value of your investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE GOVERNMENT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Government Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 GOVERNMENT FUND

   1993    1994    1995     1996    1997    1998     1999    2000

   6.35%  -4.10%  15.63%    3.59%   8.61%   7.54%   1.05%   10.54%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 5.50% (FOR THE QUARTER ENDED JUNE 30, 1995 AND THE LOWEST QUARTERLY RETURN WAS -3.21% (FOR THE QUARTER ENDED MARCH 31, 1994). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Government Fund's shares compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Government Index ("Government Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and GNMA project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                             1 Year*           5 Years*            (1/7/92)
--------------------------------------------------------------------------------
Government Fund               10.54%             6.21%               6.43%
--------------------------------------------------------------------------------
Mortgage Index                11.29%             6.90%               7.19%**
--------------------------------------------------------------------------------
Government Index              13.15%             6.52%               7.36%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/91 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE GOVERNMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

The Fund invests at least 80% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the GNMA. These securities are commonly known as Ginnie Maes. They represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. The GNMA guarantees the timely payment of principal and interest to the investors in the pools. The GNMA will only guarantee pools of mortgages that are insured by the Federal Housing Administration, Veterans Administration, or Farmers Home Administration. The Fund also invests in U.S. Treasury securities and mortgage-backed securities that are guaranteed by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Because there is essentially no credit risk associated with an investment in Ginnie Maes, the Fund's investment strategy revolves around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing U.S. Treasury securities with shorter maturities or selling U.S. Treasury securities with longer maturities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings of Ginnie Maes. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying Ginnie Maes with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing Ginnie Maes with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rate, economic and market conditions. In selecting investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Interest Rate Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates fall, and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Mortgage-backed securities with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, investors in the mortgage pools suffer a higher rate of prepayment. As a result, investors in pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and a lower total return.

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term capital appreciation.

Primary Investment Strategies:

Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund seeks to invest in seasoned companies with proven track records and above-average earnings growth. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the Fund believes have attractive growth potential.

Primary Risks:

Like all stocks, growth stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, changes in interest rates, company-specific developments and other factors. Mid-cap stocks tend to experience sharper price fluctuations than stocks of large-cap companies. To the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is even greater. Fluctuations in the prices of the stocks held by the Fund at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE GROWTH FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Growth Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.


--------------------------------------------------------------------------------

                                  GROWTH FUND

 1991     1992   1993    1994    1995     1996    1997    1998    1999    2000

34.68%   9.78%   6.00%  -2.87%  25.12%   24.45%  29.28%  27.35%  26.47%   0.03%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 23.98% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND THE LOWEST QUARTERLY RETURN WAS -11.90% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                           1 Year*              5 Years*            10 Years*
--------------------------------------------------------------------------------
Growth Fund                 0.03%                 20.98%               17.30%
--------------------------------------------------------------------------------
S&P 500 Index              (9.11%)                18.15%               17.43%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE GROWTH FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund seeks long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of companies with outstanding growth records and potential. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the investment subadviser believes have attractive growth potential. The Fund will typically invest in most major sectors of the economy and therefore the Fund's investments will be widely diversified by company and industry. The Fund may invest up to 25% of its assets in certain industry sectors based on economic and market conditions.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses fundamental research and analysis to identify prospective investments. The Fund looks to identify industry leaders and those companies which are leaders in industry niches. Research is focused on companies with a proven record of sales and earnings growth, profitability, and cash flow generation. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth and the possibility of positive earnings surprises; (2) strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving company and/or industry outlook.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating company and/or industry outlook. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Growth Fund:

Market Risk:

Because the Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

The market risk associated with mid-cap and small-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

Liquidity Risk:

The risk that certain securities may be difficult or impossible to sell at the same time and the price that the seller would like. For example, stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

--------------------------------------------------------------------------------
HIGH YIELD FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Primary Investment Strategies:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high-yield bonds with stable to improving credit conditions.

Primary Risks:

There are four primary risks of investing in the Fund.

First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High-yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High-yield bonds issued by foreign companies are subject to additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.

Second, the value of the Fund's shares could decline if the entire high-yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high-yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors.

Third, high-yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

Fourth, while high-yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.

Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE HIGH YIELD FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the High Yield Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 HIGH YIELD FUND

 1991    1992    1993    1994    1995     1996    1997    1998    1999    2000

33.96%  13.15%  18.16%  -1.56%  19.82%   12.56%  12.47%   3.15%   4.95%  -6.36%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 11.16% (FOR THE QUARTER ENDED MARCH 31, 1991), AND THE LOWEST QUARTERLY RETURN WAS -4.65% (FOR THE QUARTER ENDED DECEMBER 31, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the High Yield Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                           1 Year*           5 Years*            10 Years*
--------------------------------------------------------------------------------
High Yield Fund            (6.36%)             5.12%                10.49%
--------------------------------------------------------------------------------
High Yield Index           (6.19%)             4.09%                10.97%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE HIGH YIELD FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Principal Investment Strategies:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High-yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high-yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High-yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

Market Risk:

The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high-yield market is usually associated more with stocks than bonds. The prices of high-yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

Liquidity Risk:

High-yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high-yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high-yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Primary Investment Strategies:

The Fund invests in a diversified portfolio of common stocks (and other equity securities) of companies which are located throughout the world, including the United States ("U.S."). The Fund primarily invests in large or medium capitalization stocks which are traded in larger and more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks which are traded in smaller, less-developed or emerging markets.

Primary Risks:

All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment as well as company-specific developments. The risks of investing in securities issued by foreign companies, particularly those which are traded in foreign securities markets, are accentuated. Foreign securities can decline in value because of declines in the values of local currencies, irrespective of how well the companies issuing the securities are doing; foreign securities markets are generally less regulated and less liquid than our comparable U.S. markets; there may be less financial information available on foreign companies than on comparable U.S. companies; and there may be political or economic instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial, particularly in the case of stocks that are traded in less-developed or emerging markets. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE INTERNATIONAL SECURITIES FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the International Securities Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                          INTERNATIONAL SECURITIES FUND

 1991    1992    1993    1994    1995     1996    1997    1998    1999    2000

15.24%  -1.13%  22.17%  -1.29%  18.70%   15.23%   9.09%  18.18%  31.46%  -11.67%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 19.51% (FOR THE QUARTER ENDED DECEMBER 31, 1999), AND THE LOWEST QUARTERLY RETURN WAS -14.92% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the International Securities Fund's shares compare to those of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The MSCI All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The MSCI All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                    1 Year*          5 Years*       10 Years*
--------------------------------------------------------------------------------
International Securities Fund       (11.67%)           11.52%           10.90%
--------------------------------------------------------------------------------
MSCI All Country Index              (13.94%)           11.61%           12.04%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INTERNATIONAL SECURITIES FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world, including the U.S. Under normal market conditions, the Fund attempts to maintain broad country diversification. The Fund has a fundamental policy (which may only be changed by shareholder vote) to invest no more than 35% of its total assets in securities of U.S. companies, obligations of the U.S. government, its agencies and instrumentalities, and cash or cash equivalents denominated in U.S. dollars.

The Fund invests primarily in stocks of companies which are considered large to medium in size (as measured by market capitalization). The Fund may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets. The Fund primarily invests in securities which trade in larger or more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price -to earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once the best purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including, (1) regional and country weightings, (2) industry and sector allocation, (3) interest rates, and (4) company size, and in the case of foreign securities, foreign currency exposure, and the risks of trading and maintaining securities and cash in foreign countries. The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if, in the portfolio manager's opinion, its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the International Securities Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss to the Fund if stock markets worldwide were to decline at the same time.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets, especially in smaller, less developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians, and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations, the potential for restrictions on the flow of international capital and the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk is particularly acute in the case of foreign securities which are traded in smaller, less-developed or emerging markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and lower total return.

--------------------------------------------------------------------------------
INVESTMENT GRADE FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Primary Investment Strategies:

The Fund primarily invests in corporate bonds of U.S. companies that are rated in one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such bonds are generally called "investment grade bonds." Investment grade bonds offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in bonds rated below investment grade (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S. The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.

Primary Risks:

There are two main risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. The Fund's share price will also decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline, and decline in price when interest rates rise. High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE INVESTMENT GRADE FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Investment Grade Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                           INVESTMENT SECURITIES FUND

     1993    1994    1995     1996    1997    1998    1999     2000

    10.93%  -3.53%  19.69%    2.84%   9.81%   9.15%  -2.53%    9.51%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 6.50% (FOR THE QUARTER ENDED JUNE 30, 1995), AND THE LOWEST QUARTERLY RETURN WAS -3.57% (FOR THE QUARTER ENDED MARCH 31, 1994). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Investment Grade Fund's shares compare to those of the Lehman Brothers Corporate Bond Index ("Corporate Bond Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million. The Corporate Bond Index does not take into account fees and expenses that an investor would incur in holding the securities in the Corporate Bond Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                                1 Year*          5 Years*          (1/7/92)
--------------------------------------------------------------------------------
Investment Grade Fund             9.51%            5.64%               6.96%
--------------------------------------------------------------------------------
Corporate Bond Index              9.08%            5.74%               7.36%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE ANNUAL RETURN SHOWN IS FOR THE PERIOD 12/31/91 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INVESTMENT GRADE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in corporate bonds of companies that are rated investment grade by Moody's or S&P ("investment grade bonds"). These are bonds that are rated among the four highest ratings categories by Moody's or S&P. Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in bonds rated below investment grade. The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S.

Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industries within a sector based on the outlook for interest rates, economic forecasts, and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but the lowest rating category of investment grade bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Liquidity Risk:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
TARGET MATURITY 2007 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities, that mature on or around the maturity date of the Fund. The Fund will mature and terminate at the end of the year 2007. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY 2007 FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2007

             1996       1997      1998      1999      2000

            -2.16%     13.38%    14.97%    -9.39%    16.44%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 9.99% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST QUARTERLY RETURN WAS -7.84% (FOR THE QUARTER ENDED MARCH 31, 1996). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2007 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                  Inception
                                 1 Year*         5 Years*         (4/26/95)
--------------------------------------------------------------------------------
Target Maturity 2007 Fund         16.44%           6.12%            9.204%
--------------------------------------------------------------------------------
SB Government Index               13.15%           6.90%            7.78%**
--------------------------------------------------------------------------------
  *THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

  **THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/95 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2007 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2007). Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short-term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2007 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
TARGET MATURITY 2010 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2010. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY 2010 FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2010

                     1997       1998       1999      2000

                    15.86%     14.36%    -11.73%    21.06%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 10.25% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998), AND THE LOWEST QUARTERLY RETURN WAS -5.02% (FOR THE QUARTER ENDED MARCH 31, 1999). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2010 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                               Inception
                                       1 Year*                 (4/30/96)

--------------------------------------------------------------------------------
Target Maturity 2010 Fund              21.06%                    10.28%
--------------------------------------------------------------------------------
SB Government Index                    13.15%                     7.66%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/96 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2010 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consist of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2010 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
TARGET MATURITY 2015 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY FUND PERFORMED?

The bar chart and table below show the performance of the Target Maturity 2015 Fund over the last calendar year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than that shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2015

                                      2000

                                     25.01%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 11.40% (FOR THE QUARTER ENDED MARCH 31, 2000) AND THE LOWEST QUARTERLY RETURN WAS -0.19% (FOR THE QUARTER ENDED JUNE 30, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2015 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown

--------------------------------------------------------------------------------
                                                                Inception
                                            1 Year*             (11/08/99)
--------------------------------------------------------------------------------
  Target Maturity 2015 Fund                 25.01%                16.26%
--------------------------------------------------------------------------------
  SB Government Index                       13.15%                10.69%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE TOTAL RETURN SHOWN IS FOR THE PERIOD 10/31/99 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2015 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consist of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2015 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
UTILITIES INCOME FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily long-term capital appreciation.

Primary Investment Strategies:

The Fund concentrates its investments in stocks of utilities companies ("utilities stocks"). The Fund attempts to diversify across all sectors of the utilities industry (i.e., electric, gas, telecommunications and water), but from time to time it will emphasize one or more sectors based on the outlook for the various sectors. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While utilities stocks tend to be regarded as less volatile than other stocks, like all stocks they fluctuate in value in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Because the Fund concentrates its investments in utilities stocks, the value of its shares will be particularly affected by events that impact on the utilities industry, such as changes in utilities regulation, changes in weather, and changes in interest rates. Stocks of foreign utilities companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets. An investment in the Fund could decline in value even if the market as a whole does well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
HOW HAS THE UTILITIES INCOME FUND PERFORMED?
--------------------------------------------------------------------------------

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Utilities Income Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                             UTILITIES INCOME FUND

       1994       1995       1996       1997      1998       1999      2000

      -7.24%     30.26%      9.57%      25.07%    12.58%     17.41%   -0.59%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 16.28% (FOR THE QUARTER ENDED MARCH 31, 2000), AND THE LOWEST QUARTERLY RETURN WAS -10.28% (FOR THE QUARTER ENDED JUNE 30, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Utilities Income Fund's shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard and Poor's Utilities Index ("S&P Utilities Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                 Inception
                              1 Year*          5 Years*         (11/15/93)
--------------------------------------------------------------------------------
Utilities Income Fund           (0.59%)          12.48%            11.42%
--------------------------------------------------------------------------------
S&P 500 Index                   (9.11%)          18.15%            18.02%
--------------------------------------------------------------------------------
S&P Utilities Index             59.75%           16.07%            15.61%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE UTILITIES INCOME FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily long-term capital appreciation.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in stocks (including not only common stocks, but also preferred stocks) and securities convertible into stocks of companies in the utilities industry. These are securities of companies which are primarily engaged in owning or operating facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

While the Fund attempts to diversify across all sectors of the utilities industry, it may emphasize a particular sector based on that sector's growth prospects, yield, price to earnings ratio, economic trends, and the regulatory environment. The Fund uses a "top-down" approach to selecting investments. This means that it first decides on how much of its assets to allocate to each sector of the utilities industry and then identifies potential investments for each sector through fundamental research and analysis.

In selecting securities, the Fund will consider a stock's dividend potential, its price to earnings ratio, the company's management, the company's ratio of international to domestic earnings, the company's future strategies, and external factors such as demographics and mergers and acquisitions prospects. The Fund typically sells a security when its issuer shows deteriorating fundamentals, it falls short of the manager's expectations or there is a change in economic trends. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Utilities Income Fund:

Market Risk:

Because the Fund invests primarily in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While utilities stocks have long been thought of as being less volatile than other stocks, like all stocks they fluctuate in value. As the utilities industry has begun to deregulate and earnings have become less predictable, utilities stocks have begun to have price fluctuations which are more like other stocks. Telecommunication company stocks, in particular, have exhibited significant volatility as the result of a number of factors, including technological developments, perceived growth opportunities, and competition.

Industry Concentration Risk:

Because the Fund concentrates its investments in utilities companies, the value of its shares will be especially affected by events that are peculiar to or have a greater impact on the utilities industry. Utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in national or regional weather patterns, changes in interest rates, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. Utilities stocks therefore may decline in value even if the overall market is doing well.

Sector Concentration Risk:

Because the Fund may concentrate its portfolio in one sector of the utilities industry, its share value could decline if one sector of the utilities industry does poorly even if other sectors of the industry do well. For example, the Fund may be overweighted in stocks of telecommunication companies when such stocks are underperforming relative to electric utility stocks.

Deregulation/Competition Risk:

Regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new forms of competition. As a result, certain utilities companies earn more than their traditional, regulated rates of return, while others are forced to defend their core business from competition and are less profitable. Some utilities companies may not be able to recover the costs of facilities built or acquired prior to the date of deregulation. This is known as the "stranded assets" problem.

Interest Rate Risk:

Utilities stocks tend to be more interest rate sensitive than other stocks. As interest rates increase, utilities stocks tend to decline in value.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund covered by this prospectus. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. It serves as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.5 billion as of March 31, 2001. FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For the fiscal year ended December 31, 2000, FIMCO received advisory fees as follows: 0.75% of average daily net assets for Blue Chip Fund; 0.60% of average daily net assets, net of waiver, for Cash Management Fund; 0.75% of average daily net assets for Discovery Fund; 0.75% of average daily net assets for Focused Equity Fund; 0.60% of average daily net assets, net of waiver, for Government Fund; 0.75% of average daily net assets for Growth Fund; 0.75% of average daily net assets for High Yield Fund; 0.75% of average daily net assets for International Securities Fund; 0.60% of average daily net assets, net of waiver, for Investment Grade Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2007 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2010 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2015 Fund; and 0.70% of average daily net assets, net of waiver, for Utilities Income Fund. The gross advisory fees (fees before any applicable waivers) are set forth in the Separate Account prospectus which is attached to this prospectus.

Dennis T. Fitzpatrick serves as Portfolio Manager of the Blue Chip Fund. Mr. Fitzpatrick also serves as Portfolio Manager to certain other First Investors Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

Clark D. Wagner serves as Portfolio Manager of Government Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, and Target Maturity 2015 Fund, and Co-Portfolio Manager of Investment Grade Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

Patricia D. Poitra, Director of Equities, serves as Co-Portfolio Manager of the Discovery Fund. Ms. Poitra also serves as Portfolio Manager of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

David A. Hanover serves as Co-Portfolio Manager of the Discovery Fund. Mr. Hanover also serves as Co-Portfolio Manager of another First Investors Fund.

From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.

George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Co-Portfolio Manager to another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

Nancy W. Jones serves as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

Matthew S. Wright serves as Portfolio Manager of the Utilities Income Fund. Mr. Wright also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of Bloomberg Magazine and from September 1991 to June 1994, he was Editor/Reporter for Bloomberg Business News.

FIMCO and Life Series Fund have retained Wellington Management Company, LLP ("WMC") as investment subadviser to the Focused Equity Fund, the Growth Fund and the International Securities Fund. WMC replaced Arnhold and S. Bleichroeder, Inc. as the subadviser of Focused Equity Fund on May 1, 2001. WMC has discretionary trading authority over all of the assets of each of these Funds, subject to continuing oversight and supervision by FIMCO and the Board of Trustees. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2000, WMC held investment management authority with respect to $274 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 125 registered investment companies or series of such companies, with net assets of approximately $170 billion.

The Growth Fund is managed by WMC's Growth Investment Team, a group of equity portfolio managers and investment professionals. The Focused Equity Fund is managed by Maya K. Bittar, CFA and Vice President. Prior to joining WMC in 1998, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management Company (1993-1998). The International Securities Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding.

In valuing its assets, each Fund other than Cash Management Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds. The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share. Because the International Securities Fund invests in securities that are primarily listed on foreign exchanges that trade on days when the Fund is not open, the NAV of the Fund's shares may change on days on which you are not able to purchase or redeem the Fund's shares.

HOW DO I BUY AND SELL SHARES?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Separate Accounts which own the shares of the Funds' will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the Fund.

Except for Cash Management Fund, to the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. To the extent that the Cash Management Fund has net investment income, the Fund will declare daily and pay monthly dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

WHAT ABOUT TAXES?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed on the attached Separate Account prospectus.

MIXED AND SHARED FUNDING

The Life Series Fund sells its shares not only to separate accounts that serve as the funding vehicles for variable annuity contracts but also to a separate account that serves as the funding vehicle for variable life insurance policies. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. Such a conflict were to arise, a separate account may be forced to withdraw its participation in the Life Series Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments
Blue Chip

    1996         $16.98     $.22         $3.31             $3.53        $.25         $.49            $.74
    1997          19.77      .19          4.88              5.07         .22          .91            1.13
    1998          23.71      .17          4.05              4.22         .19         1.49            1.68
    1999          26.25      .12          6.38              6.50         .18          .43             .61
    2000          32.14      .08         (1.74)            (1.66)        .12         1.93            2.05

Cash Management

    1996          $1.00     $.049         __               $.049        $.049          __            $.049
    1997           1.00      .050         __                .050         .050          __             .050
    1998           1.00      .049         __                .049         .049          __             .049
    1999           1.00      .046         __                .046         .046          __             .046
    2000           1.00      .058         __                .058         .058          __             .058
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL. ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)
 Blue Chip

  $19.77         21.52     $  100       .84       1.39           N/A       N/A           45
   23.71         26.72        154       .81        .99           N/A       N/A           63
   26.25         18.66        205       .82        .79           N/A       N/A           91
   32.14         25.32        275       .81        .45           N/A       N/A           91
   28.43         (5.75)       272       .79        .26           N/A       N/A          146

 Cash Management

   $1.00          5.00        $4        .60       4.89          1.11       4.38         N/A
    1.00          5.08         5        .70       4.97          1.06       4.61         N/A
    1.00          5.02         7        .70       4.89           .99       4.60         N/A
    1.00          4.67        10        .70       4.61           .91       4.40         N/A
    1.00          5.92         9        .70       5.76           .89       5.57         N/A
--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Discovery

    1996         $23.27       $.13       $2.66             $2.79         $.11            $.89         $1.00
    1997          25.06        .08        3.93              4.01          .14            1.16          1.30
    1998          27.77        .09         .79               .88          .08            1.83          1.91
    1999          26.74       (.06)       7.47              7.41          .09             .10           .19
    2000          33.96       (.02)        .57               .55           __            4.01          4.01

Focused Equity

11/08/99* to
  12/31/99       $10.00      $(.01)       $.26              $.25         $__             $__           $__
    2000          10.25        .02       (1.14)            (1.12)         __              __            __


-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Discovery

  $25.06         12.48     $    71       .85       .63          N/A        N/A          98
   27.77         16.84         100       .82       .34          N/A        N/A          85
   26.74          3.05         114       .83       .36          N/A        N/A         121
   33.96         27.97         148       .83      (.24)         N/A        N/A         109
   30.50          (.22)        157       .81      (.07)         N/A        N/A         193

 Focused Equity

  $10.25          2.50     $     2      1.59(a)  (1.30)(a)      N/A        N/A          12
    9.13        (10.93)          8       .81       .30          N/A        N/A         210
--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Government

    1996         $10.52      $.68        $(.33)             $.35          $.68         __           $.68
    1997          10.19       .72          .11               .83           .69         __            .69
    1998          10.33       .66**        .08               .74           .66         __            .66
    1999          10.41       .61         (.51)              .10           .59         __            .59
    2000           9.92       .69          .29               .98           .68         __            .68

Growth

    1996         $20.47      $.18        $4.68             $4.86          $.18         $.59         $.77
    1997          24.56       .15         6.57              6.72           .18         1.86         2.04
    1998          29.24       .10         7.69              7.79           .15         1.10         1.25
    1999          35.78       .05         8.97              9.02           .10         1.64         1.74
    2000          43.06       .01          .02               .03           .05         3.24         3.29
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average        Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets              Turnover
 Value at       (%)        at                                  Before Expenses         Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Government

  $10.19          3.59     $     9       .60      6.75          .94        6.41         199
   10.33          8.61           9       .60      6.95          .92        6.63         134
   10.41          7.54          11       .70      6.59          .87        6.42         107
    9.92          1.05          11       .76      6.07          .91        5.92          69
   10.22         10.54          11       .75      6.80          .90        6.65         131

 Growth

  $24.56         24.45     $    79       .85       .92          N/A         N/A          49
   29.24         29.28         128       .82       .64          N/A         N/A          27
   35.78         27.35         187       .82       .34          N/A         N/A          26
   43.06         26.47         262       .81       .14          N/A         N/A          38
   39.80           .03         278       .80       .03          N/A         N/A          74

--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

High Yield

    1996         $11.57      $1.02       $.35               $1.37          $1.01        __           $1.01
    1997          11.93        .98        .41                1.39           1.02        __            1.02
    1998          12.30       1.00       (.62)                .38            .98        __             .98
    1999          11.70       1.09       (.56)                .53           1.02       .02            1.04
    2000          11.19       1.08      (1.72)               (.64)          1.11        __            1.11

International Securities

    1996         $15.58       $.18      $2.12               $2.30           $.19      $.50            $.69
    1997          17.19        .18       1.26                1.44            .20      1.52            1.72
    1998          16.91        .12       2.87                2.99            .16       .86            1.02
    1999          18.88        .15       5.74                5.89            .12       .03             .15
    2000          24.62        .11      (2.68)              (2.57)           .13      2.18            2.31
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 High Yield

  $11.93         12.56       $49         .85        9.43         N/A         N/A        34
   12.30         12.47        60         .83        8.88         N/A         N/A        40
   11.70          3.15        65         .83        8.93         N/A         N/A        42
   11.19          4.95        68         .82        9.83         N/A         N/A        33
    9.44         (6.36)       55         .82        9.97         N/A         N/A        30

 International Securities

  $17.19         15.23       $58        1.12        1.25         N/A         N/A        67
   16.91          9.09        74        1.13        1.15         N/A         N/A        71
   18.88         18.18        92        1.15         .75         N/A         N/A       109
   24.62         31.46       127         .98         .76         N/A         N/A       118
   19.74        (11.67)      119         .97         .55         N/A         N/A       132

--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Investment Grade

    1996         $11.73      $.72       $(.42)              $.30          $.67         __            $.67
    1997          11.36       .74         .31               1.05           .74         __             .74
    1998          11.67       .68**       .33               1.01           .71         __             .71
    1999          11.97       .69        (.98)              (.29)          .70        .01             .71
    2000          10.97       .76         .22                .98           .71         __             .71

Target Maturity 2007

    1996         $12.26      $.56       $(.83)             $(.27)         $.23       $.05            $.28
    1997          11.71       .59         .90               1.49           .57         __             .57
    1998          12.63       .61        1.20               1.81           .61         __             .61
    1999          13.83       .66       (1.93)             (1.27)          .62         __             .62
    2000          11.94       .69        1.17               1.86           .68         __             .68
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Investment Grade

  $11.36          2.84      $16       .60         6.47         .88         6.19        19
   11.67          9.81       17       .60         6.54         .87         6.27        41
   11.97          9.15       22       .68         5.97         .84         5.81        60
   10.97         (2.53)      21       .68         6.12         .83         5.97        27
   11.24          9.51       21       .68         6.87         .83         6.72        25


 Target Maturity 2007

  $11.71         (2.16)     $15       .60         6.05         .82         5.83        13
   12.63         13.38       20       .60         5.91         .82         5.69         1
   13.83         14.97       26       .67         5.18         .83         5.02         1
   11.94         (9.39)      25       .69         5.47         .84         5.32         2
   13.12         16.44       29       .67         5.77         .82         5.62         9
--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Target Maturity 2010

4/30*-12/31/96   $10.00      $.26        $.90               $1.16         $ __          $__          $  __
    1997          11.16       .45        1.29                1.74          .20           __            .20
    1998          12.70       .51        1.25                1.76          .48          .01            .49
    1999          13.97       .65       (2.26)              (1.61)         .51           __            .51
    2000          11.85       .64        1.74                2.38          .68           __            .68

Target Maturity 2015

11/08*-12/31/99  $10.00      $.04       $(.53)              $(.49)        $ __          $__         $   __
    2000           9.51       .45        1.92                2.37          .03           __            .03

-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Target Maturity 2010

  $11.16         11.60      $2         .60(a)      6.05(a)      .98(a)     5.67(a)      0
   12.70         15.86       5         .60         5.88         .87        5.61        13
   13.97         14.36       9         .67         4.90         .82        4.75         0
   11.85        (11.73)      9         .71         5.48         .86        5.33         9
   13.55         21.06      11         .70         5.72         .85        5.57        15

 Target Maturity 2015

   $9.51         (4.90)     $1        1.38(a)      4.24(a)     1.64(a)     3.98(a)      0
   11.85         25.01       2         .72         5.38         .87        5.23        11

--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Utilities Income

    1996         $11.74      $.32        $.78               $1.10         $.27          __           $.27
    1997          12.57       .37        2.64                3.01          .36         .27            .63
    1998          14.95       .32        1.46                1.78          .35         .55            .90
    1999          15.83       .31        2.25                2.56          .33         .51            .84
    2000          17.55       .29        (.29)                 __          .30         .86           1.16

-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)



 Utilities Income

  $12.57          9.57      $   24       .60        3.48        .86         3.22         45
   14.95         25.07          34       .67        3.12        .85         2.94         64
   15.83         12.58          50       .73        2.61        .85         2.49        105
   17.55         17.41          70       .65        2.12        .80         1.97         53
   16.39          (.59)         81       .76        1.84        .81         1.79         50
--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

[LOGO] First Investors

LIFE SERIES FUND

Blue Chip

Cash Management

Discovery

Focused Equity

Government

Growth

High Yield

International Securities

Investment Grade

Target Maturity 2007

Target Maturity 2010

Target Maturity 2015

Utilities Income

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Telephone:  1-800-423-4026

You can review and copy Fund documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(Investment Company Act File No.: First Investors Life Series Fund 811-4325)

                        FIRST INVESTORS LIFE SERIES FUND

95 WALL STREET                                                    (800) 342-7963
NEW YORK, NEW YORK  10005

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001


         This is a Statement of Additional Information ("SAI") for First Investors Life Series Fund ("Life Series Fund") an open-end, management investment company consisting of thirteen separate investment portfolios (each, a "Fund" and collectively, the "Funds"). The objective(s) of each Fund are set forth in the prospectus for Life Series Fund. There can be no assurance that any Fund will achieve its investment objective(s). Investments in the Funds are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are paid into either of two unit investment trusts, First Investors Life Variable Annuity Fund C ("Separate Account C") and First Investors Life Variable Annuity Fund D ("Separate Account D"). Separate Account B, Separate Account C and Separate Account D (the "Separate Accounts") pool these proceeds to purchase shares of the Funds designated by purchasers of the Policies or Contracts. Target Maturity 2007 Fund, Target Maturity 2010 Fund and Target Maturity 2015 Fund are only offered to Contractowners of Separate Account C and Separate Account D.

         This SAI is not a prospectus. It should be read in connection with the prospectus for Life Series Fund dated May 1, 2001, which may be obtained free of cost from the Funds at the address or telephone number noted above.


                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----


INVESTMENT STRATEGIES AND RISKS................................................2
INVESTMENT POLICIES...........................................................13
PORTFOLIO TURNOVER............................................................26
FUTURES AND OPTIONS STRATEGIES................................................26
INVESTMENT RESTRICTIONS.......................................................35
TRUSTEES AND OFFICERS.........................................................37
MANAGEMENT....................................................................39
DETERMINATION OF NET ASSET VALUE..............................................42
ALLOCATION OF PORTFOLIO BROKERAGE.............................................43
TAXES.........................................................................45
PERFORMANCE INFORMATION.......................................................48
GENERAL INFORMATION...........................................................53
APPENDIX A DESCRIPTION OF COMMERCIAL PAPER RATINGS...........................A-1
APPENDIX B DESCRIPTION OF MUNICIPAL NOTE RATINGS.............................B-1
APPENDIX C DESCRIPTION OF CORPORATE BOND RATINGS.............................C-1
APPENDIX D...................................................................D-1
FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000.................................E-1

                         INVESTMENT STRATEGIES AND RISKS

BLUE CHIP FUND

         BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of "Blue Chip" companies, that First Investors Management Company, Inc. ("FIMCO" or "Adviser") believes have potential earnings growth that is greater than the average company in the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

         The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies.

         The Fund primarily invests in stocks of growth companies. These are companies which are expected to increase their earnings faster than the overall market. If earnings expectations are not met, the prices of these stocks may decline substantially even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

         The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also enter into repurchase agreements and make loans of portfolio securities. See "Investment Policies" for additional information concerning these securities.


         The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ Stock Market ("NASDAQ"), either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities. Securities of foreign companies involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

CASH MANAGEMENT FUND

         CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature or are deemed to mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In managing the Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and the average-weighted maturity of the Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

         The Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and
(3) prime commercial paper and high quality, U.S. dollar-denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets.

         The Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). The Fund may invest in floating and variable rate demand notes and bonds that permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Investment Policies" for additional information concerning these securities.

         The Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Life Series Fund's Board of Trustees (the "Board"), and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

         Under Rule 2a-7, the fund may not invest more than 5% of its total assets in securities of a single issuer (except for government securities and securities subject to a Guarantee Issued by a Non-Controlled Person); provided, however, that the Fund may invest up to twenty-five percent of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof. The Fund, however, may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.

         In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

DISCOVERY FUND


         DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing, under normal market conditions, in the common stock of companies with small market capitalization ("small-cap") that the Adviser considers to have potential for substantial, long-term capital growth.

         The Fund seeks to invest in the common stock of companies that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or have a new product or service; or are in a position to benefit from new products or structural changes in the economy; have new management; or are experiencing some other "special situation". The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those companies in the S&P 600 Small-Cap Index. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its
holdings   among  as  many   companies  and  industries  as  the  Adviser  deems
appropriate.


         Companies  that  are  early  in  their  corporate  development  may  be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

         Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small market capitalizations which, in the opinion of the Adviser, represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small market capitalizations are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.




         The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities. Securities of foreign companies involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.


         The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See "Investment Policies" for more information regarding these securities.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

FOCUSED EQUITY FUND


         FOCUSED EQUITY FUND seeks its objective of capital appreciation by investing primarily in the equity securities of approximately 20 to 40 companies. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, convertible securities and warrants.






         The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ , either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its assets in such securities. Securities of foreign companies involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

         The Fund may also purchase or sell futures or options. See "Futures and Options Strategies" below.


         When market conditions warrant, or when the Fund's Subadviser, Wellington Management Company, LLP ("WMC" or "Subadviser") believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's or BBB by S&P (including debt securities that have been downgraded), or in unrated debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," "High Yield Securities," and Appendix C for a description of debt security ratings.

         Although the Fund may borrow money, it has no present intention of borrowing other than for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon securities and securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GOVERNMENT FUND

         GOVERNMENT FUND seeks to achieve a significant level of current income that is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities."

         The Fund invests primarily in mortgage-backed securities, including Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Federal Home Loan Bank (which may borrow from the U.S. Treasury to meet its obligations but the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities."

         The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 25% of its net assets in securities issued on when-issued or delayed delivery basis. See "Investment Policies" for a further discussion of these securities.

         For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GROWTH FUND

         The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry.




         The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities. Securities of foreign companies involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

         The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. For temporary  defensive  purposes,  the Fund may  invest  all of its assets in U.S.
Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

HIGH YIELD FUND

         HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities").


         High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Distressed Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Distressed Securities."


         The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Investment Policies" for more information concerning these securities.

         The Fund may invest up to 35% of its total assets in securities other than High Yield Securities including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P, U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

         In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations.


         The lower-rated and unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

         Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

         A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes or to seek capital appreciation.

         Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities" and Appendix C for a description of corporate bond ratings.

         The Fund seeks to achieve its secondary objective to the extent consistent with its primary objective. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

INTERNATIONAL SECURITIES FUND


         INTERNATIONAL SECURITIES FUND primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities, of any nation, subject only to industry concentration and issuer diversification restrictions described below. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.




         The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange. The Fund may also purchase stock index futures contracts and options thereon to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure. When the Fund purchases a stock index futures contract on foreign stocks, a corresponding foreign currency forward or foreign currency futures contract is executed to provide the same currency exposure that would result from directly owning the underlying foreign stocks. Failure to obtain such currency exposure would constitute a hedge back into U.S. dollars with respect to such index futures positions. The value of the Fund's futures positions shall not exceed 5% of the total assets in the Fund's portfolio.

         The Fund may invest in warrants, which may or may not be listed on a recognized U. S. or foreign exchange. The Fund also may enter into repurchase agreements, invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

INVESTMENT GRADE FUND


         INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rating categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities), dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 10% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets . The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may invest in securities issued on a when-issued or delayed delivery basis, make loans of portfolio securities, and invest in zero coupon or pay-in-kind securities. See "Investment Policies" for additional information concerning these securities. For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations.


         Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 10% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (commonly referred to as "high yield bonds" or "junk bonds") (including securities that have been downgraded) or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities" and Appendix C for a description of corporate bond ratings.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND
TARGET MATURITY 2015 FUND

         TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

         TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

         TARGET MATURITY 2015 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

         Each Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities that are issued, or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010, and with respect to TARGET MATURITY 2015 FUND, these investments will mature no later than December 31, 2015 (such dates being herein collectively referred to as the "Maturity Date"). On its Maturity Date, a Fund's assets will be converted to cash and the cash will be distributed or reinvested in another Fund at the investor's choice.

         Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and other distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

         A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

         Each Fund primarily will purchase three types of zero coupon securities. (1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of a federal agency and instrumentality either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding security issued thereby.

         Each Fund may invest up to 35% of its total assets in the following instruments: interest- bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for Target Maturity 2007 Fund, zero coupon securities maturing beyond 2007, for Target Maturity 2010 Fund, zero coupon securities maturing beyond 2010, and for Target Maturity 2015 Fund, zero coupon securities maturing beyond 2015; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Investment Policies" for more information regarding these types of investments.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

UTILITIES INCOME FUND

         The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

         The Fund defines utilities companies as those that are primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

         Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

         The Fund may invest up to 35% of its total assets in the following instruments: debt securities and common and preferred stocks of non-utilities companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

         The Fund may not invest more than 5% of its total assets in debt securities rated below Baa by Moody's or BBB by S&P (so called "junk bonds"). See "Debt Securities," below, and Appendix C for a description of corporate bond ratings. See "High Yield Securities."





         The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities. Securities of foreign companies involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.


         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

                               INVESTMENT POLICIES

         AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND, DISCOVERY FUND AND FOCUSED EQUITY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

         INTERNATIONAL SECURITIES FUND, GROWTH FUND, BLUE CHIP FUND, DISCOVERY FUND, UTILITIES INCOME FUND AND FOCUSED EQUITY FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. GDRs are considered to be foreign securities by these Funds.

         BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         CERTIFICATES OF ACCRUAL ON U.S. TREASURY SECURITIES. GOVERNMENT FUND may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

         CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit. The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A for a description of commercial paper ratings.

         CONVERTIBLE SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND AND TARGET MATURITY 2015 FUND, may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser or, for GROWTH FUND and INTERNATIONAL SECURITIES FUND, the Subadviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.


         DEBT SECURITIES. EACH FUND may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See "High Yield Securities" and Appendix C for a description of corporate bond ratings.

         DISTRESSED SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Distressed Securities"). Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Distressed Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Distressed Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Distressed Securities with their risks. While a diversified portfolio may reduce the overall impact of a Distressed Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.


         EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

         FOREIGN GOVERNMENT OBLIGATIONS. HIGH YIELD FUND AND INVESTMENT GRADE FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         FOREIGN SECURITIES. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND, DISCOVERY FUND, BLUE CHIP FUND, UTILITIES INCOME FUND, FOCUSED EQUITY FUND, AND GROWTH FUND may buy a security of a foreign company that is denominated in a foreign currency, may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency), and may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. A Fund can be affected by changes in exchange control regulations, as well as by economic and political developments. There may be less publicly available information about foreign companies than comparable U.S. companies; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards that are comparable to those applied to U.S. companies; some foreign trading markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.


         Investments in emerging markets by INTERNATIONAL SECURITIES FUND, DISCOVERY FUND and FOCUSED EQUITY FUND may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

         HIGH YIELD SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, HIGH YIELD FUND and INVESTMENT GRADE FUND and UTILITIES INCOME FUND may invest in High Yield Securities. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

         EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. High Yield Securities rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

         THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


         CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Distressed Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix C for a description of corporate bond ratings.


         LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

         The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with that Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by a Fund; a Fund pays only reasonable custodian fees in connection with the loan; and the Adviser or the Subadviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and a Fund may vote the proxies if a material event affecting the investment is to occur.

The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. Each Fund may make loans, together with illiquid securities, not in excess of 10% of its total assets.

         MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, GOVERNMENT FUND, HIGH YIELD FUND, INVESTMENT GRADE FUND and UTILITIES INCOME FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S.
Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

         Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid, resulting in larger cash payments to a Fund, and a Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

         GNMA CERTIFICATES. GNMA certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

         YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

         FHLMC SECURITIES. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

         FNMA SECURITIES. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

         GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government. Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC.

         STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND AND TARGET MATURITY 2015 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.

         PARTICIPATION INTERESTS. Participation interests which may be held by GOVERNMENT FUND are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

         PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

         REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. GOVERNMENT FUND may enter into repurchase agreements only where the debt instrument subject to the agreement is a U.S. Government Obligation. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

         RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. No Fund, other than CASH MANAGEMENT FUND, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board or the Adviser or a Fund Subadviser has determined under Board-approved guidelines are liquid.

         Under current guidelines of the staff of the Securities and Exchange Commission ("SEC"), interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by the Board. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND AND TARGET MATURITY 2015 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

         OTC options and their underlying collateral are also considered illiquid investments. FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND may invest in OTC options. If either of those Funds did so, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options were sold to qualified dealers who agreed that the Fund may repurchase any OTC option it wrote at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeded the intrinsic value of the option.

         STRIPPED U.S. TREASURY SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND AND TARGET MATURITY 2015 FUND may invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles a Fund to receive when the instrument matures. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S.
Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to a Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

         TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. U.S. Government Obligations include (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban

Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         UTILITIES INDUSTRIES. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fund and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

         In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and line of business, creating new areas of competition with the utilities industries. This trend towards deregulation  and  the  emergence  of new  entrants  have  caused  non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

         Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes there can be no assurance that the Fund will benefit from any such changes.

         Foreign utilities companies may be more heavily regulated than U.S. utilities companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law. There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

         Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

         Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

         VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

         The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

         VARIABLE RATE DEMAND INSTRUMENTS. CASH MANAGEMENT FUND may invest in variable rate demand instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by the Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. The Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall.

         WARRANTS. FOCUSED EQUITY FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND and UTILITIES INCOME FUND may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND may invest up to 35% of its total assets in warrants. International Securities Fund may invest up to 15% of its total assets in warrants. UTILITIES INCOME FUND may invest up to 65% of its total assets in warrants.

         WHEN-ISSUED SECURITIES. FOCUSED EQUITY FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND and UTILITIES INCOME FUND may each invest up to 5%, and GOVERNMENT FUND may invest up to 25%, of its net assets in securities issued on a when-issued or delayed delivery basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of a Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

         ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

         Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of the TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the

Board. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

                               PORTFOLIO TURNOVER




         Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Fund's Adviser or Subadviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."


         The rate of portfolio turnover for the fiscal year ended December 31, 1998 for the BLUE CHIP FUND, DISCOVERY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND was 91%, 121%, 107%, 26%, 42%, 109%, 60%, 1%, 0%, and 105%, respectively.


         The rate of portfolio turnover for the fiscal year ended December 31, 1999 for the BLUE CHIP FUND, DISCOVERY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, and UTILITIES INCOME FUND was 91%, 109%, 69%, 38%, 33%, 118%, 27%, 2%, 9%, and 53%, respectively. For the period November 8, 1999 to December 31, 1999, the rate of portfolio turnover for the FOCUSED EQUITY FUND and TARGET MATURITY 2015 FUND was 12% and 0%.


         The rate of portfolio turnover for the fiscal year ended December 31, 2000 for the BLUE CHIP FUND, DISCOVERY FUND, FOCUSED EQUITY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND and UTILITIES INCOME FUND was 146%, 193%, 210%, 131%, 74%, 30%, 132%, 25%, 9%, 15%, 11%, and 50% respectively.




                         FUTURES AND OPTIONS STRATEGIES

         None of the Funds other than the FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND currently intends to engage in futures and options trading. (Accordingly, reference in this section to "a Fund" or "each Fund" refers to the FOCUSED EQUITY FUND or INTERNATIONAL SECURITIES FUND.) The following discussion describes all of the futures and options strategies in which a Fund could legally engage.


         The FOCUSED EQUITY and INTERNATIONAL SECURITIES FUNDS may use futures contracts and options as temporary substitutes for purchases of stocks or for hedging purposes. It is anticipated that the most likely type of strategy to be employed by the FOCUSED EQUITY FUND would be to buy S&P 500 Index futures or NASDAQ 100 Index futures in order to gain exposure to the market. In the situation where an event may cause an unknown market reaction to a security held in the portfolio, the Fund might use options on that security to help to protect against a price decline. INTERNATIONAL SECURITIES FUND has only been authorized to buy futures contracts on foreign securities exchanges to gain exposure to a foreign securities market in advance of making purchases of equity securities in that market, to put cash at work while seeking equity securities to purchase, and to adjust country weightings by gaining exposure to a country. INTERNATIONAL SECURITIES FUND has not been authorized to take short positions in futures contracts to hedge against a decline in a foreign securities market. The FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND will only engage in strategies that are also permitted by the Commodities Futures Trading Commission ("CFTC").

         The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of, and risks associated with, using Hedging Instruments are discussed below. Use of these instruments is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which options and futures contracts are traded and the CFTC. The discussion of these strategies does not imply that the Fund will use them to hedge against risks or for any other purpose.

         Each Fund may buy and sell put and call options on stock indices in domestic or foreign securities and foreign currencies that are traded on national securities exchanges or in the OTC market to enhance income or to hedge the Fund's portfolio. Each Fund also may write put and covered call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each Fund also may purchase put and call options to offset previously written put and call options of the same series. Each Fund also may write put and call options to offset previously purchased put and call options of the same series. Other than to offset closing transactions, each Fund will write only covered call options, including options on futures contracts.

         Each Fund may buy and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for hedging purposes. These futures contracts and related options may be on stock indices, financial indices, debt securities or foreign currencies. Each Fund also may enter into forward currency contracts.

         Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund's Subadviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on a Fund's Subadviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

         COVER FOR HEDGING AND OPTION INCOME STRATEGIES. The Funds will not use leverage in its hedging and option income strategies. The Funds will not enter into a hedging or option income strategy that exposes a Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         OPTIONS STRATEGIES. Each Fund may purchase call options on securities that a Fund's Subadviser intends to include in a Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Fund's potential loss on the option strategy to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and each Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Funds will write covered call options on securities generally when a Fund's Subadviser believes that the premium received by a Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value. Each Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, and therefore subject to a Fund's limitation on investments in illiquid securities. See "Restricted Securities and Illiquid Investments." In addition, the Funds could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         Each Fund may purchase put and call options and write covered call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which each Fund invests.

         Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Each Fund may write covered put options in circumstances when a Fund's Subadviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

         Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as the loss of the expected benefit of the transaction.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency, and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the Subadviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Fund may effectively terminate their right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities or currencies under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index, security or currency and the market value of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security, stock index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, stock index or currency and general market conditions. For this reason, the successful use of options depends upon a Fund's Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

         Options normally have expiration dates of up to nine months. Unless an option purchased by each Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because each Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair each Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Stock index options are settled exclusively in cash. If a Fund purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

         Each Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FUTURES STRATEGIES. Each Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Funds may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, International Securities Funds may sell foreign currency futures contracts when a Fund's Subadviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to each Fund of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a Fund's Subadviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, each Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect a Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. Each Fund also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. Each Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. Each Fund may purchase put options or write call options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities.

         Each Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of each Fund's portfolio. To the extent that a portion of each Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. Each Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

         Each Fund may purchase call options on stock index futures to hedge against a market advance in equity securities that each Fund plans to purchase at a future date. Each Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. Each Fund also may purchase put options on stock index futures contracts.

         Each Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. Each Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by each Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. Each Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         Each Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that each Fund plans to acquire at a future date. Each Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

         SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

         FUTURES GUIDELINES. To the extent that the Funds enter into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of a Fund's liquidation value, after taking into account unrealized profits and losses on any contracts into which a Fund has entered. This does not limit a Fund's assets at risk to 5%. In addition, the value of all futures sold will not exceed the total market value of a Fund's portfolio.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, each Fund is required to deposit with its respective custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

         Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by a Fund of futures contracts and related options will depend upon the respective Fund's Subadviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities or currencies being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying securities or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

         Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures contracts and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, each Fund would continue to be required to make variation margin payments.

         Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities or currencies being hedged.

         Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, each Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         FORWARD CURRENCY CONTRACTS. A Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

         A Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date of which such payments are made or received.

         A Fund also may use forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that its Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. Unless the Fund's obligations under a forward contract are covered, the Fund will enter into a forward contract only if the Fund maintains cash assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

         At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that new forward contracts or offsets always will be available for the Fund. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Life Series Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of Life Series Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.


         The investment restrictions provide that, among other things, each Fund will not:


         (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its total assets.

         (2) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND's use of options, futures contracts or options on futures contracts.

         (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, Life Series Fund's Board of Trustees may, on the request of broker-dealers or other unaffiliated institutional investors which they deem qualified, authorize a Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser or Subadviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans is greater than an amount equal to 10% of the Fund's total assets.

         (4) Purchase, with respect to only 75% of a Fund's assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; provided that this limitation in (4) (a) does not apply to the FOCUSED EQUITY FUND; or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

         (5) Purchase securities on margin (but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities); provided, however, that FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND may make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

         (6)  Make short sales of securities.

         (7) Buy or sell puts, calls, straddles or spreads, except, as to FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND, with respect to options on securities, securities indices and foreign currencies or on futures contracts.

         (8)  Purchase  the   securities  of  other   investment   companies  or
investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (9) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

         (10) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral explorations; provided, however, a Fund may invest in securities secured by real estate or interests in real estate, and FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

         (11) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of a Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         (12) Concentrate investments in any particular industry, except that UTILITIES INCOME FUND may concentrate its investments in securities of companies in the public utilities industry.

         (13) Purchase or retain securities issued by an issuer any of whose officers, directors or security-holders is an officer or director, or Trustee of the Trust or of its investment adviser if or so long as the officers, directors and Trustees of the Trust and of its investment adviser, together, own beneficially more than 5% of any class of the securities of such issuer.

         The following investment restriction is not fundamental and can be changed without prior shareholder approval:

         1. A Fund will not purchase any security if, as a result, more than 15% (10% for CASH MANAGEMENT FUND) of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

                              TRUSTEES AND OFFICERS

The following table lists the Trustees and executive officers of Life Series Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.




GLENN O. HEAD*+ (75), President and Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (45), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC; President and Director, EIMCO; President and Chief Executive Officer, EIC; Chairman and Director, First Financial Savings Bank, S.L.A.

JAMES J. COY (86),  Emeritus  Trustee,  90 Buell Land,  East Hampton,  NY 11937.
Retired;  formerly  Senior  Vice  President,   James  Talcott,  Inc.  (financial
institution).

ROBERT GROHOL** (69), Director/Trustee , 263 Woodland Road, Madison, NJ 07940. Retired; formerly Senior Vice President, Beneficial Management Corporation of America's Gulf Coast, Northwest, and Southern groups.

LARRY R. LAVOIE* (53), Trustee. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC, and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (79), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT   RUBINSTEIN**  (79),  Trustee,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International
Industries, Ltd. and President, Central Dental Supply.

JAMES M. SRYGLEY** (68), Trustee, 39 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (68), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (71), Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (43), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (65), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

------------------------
* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Trustees are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


         On April 3, 2001, the Trustees and officers, as a group, owned less than 1% of shares of any Fund.


      All of the officers and Trustees hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors
Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.


      The following table lists compensation paid to the Trustees of Life Series Fund for the fiscal year ended December 31, 2000.


                                 AGGREGATE          TOTAL COMPENSATION FROM
                                COMPENSATION        FIRST INVESTORS FAMILY OF
       TRUSTEE                   FROM FUND          FUNDS PAID TO TRUSTEE*+
       --------                  ---------          ------------------------

       James J. Coy**                    $-0-                             $-0-
       Glenn O. Head                     $-0-                             $-0-
       Kathryn S. Head                   $-0-                             $-0-
       Larry R. Lavoie                   $-0-                             $-0-
       Rex R. Reed                    $11,640                          $45,575
       Herbert Rubinstein             $11,640                          $45,575
       James M. Srygley               $11,640                          $45,575
       John T. Sullivan                  $-0-                             $-0-

       Robert F. Wentworth            $11,640                          $45,575
       Nancy Schaenen***               $5,820                          $22,820
       Robert M. Grohol***             $5,820                          $22,755

------------------------
* Compensation to officers and interested Trustees of Life Series Fund is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Trustee of Life Series Fund. Mr. Coy currently serves as an Emeritus Trustee. Mr. Coy is paid by the Adviser.

***On June 30,  2000,  Ms.  Schaenen  resigned  as a Trustee of the  Funds.  Ms.
   Schaenen was replaced by Mr. Robert M. Grohol.


+ The First Investors Family of Funds consists of 15 separate registered investment companies.


                                   MANAGEMENT

         ADVISER. Investment advisory services to the Funds are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the shareholders of each Fund. The Board of Trustees is responsible for overseeing the management of the Funds.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide Life Series Fund and each Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Life Series Fund and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the applicable Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of that Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

           Average Daily Net Assets                            Annual Rate
           ------------------------                            -----------
           Up to $250 million                                         0.75%
           In excess of $250 million up to $500 million               0.72%
           In excess of $500 million up to $750 million               0.69%
           Over $750 million                                          0.66%

         The  Adviser  has  an  Investment   Committee  composed  of  Dennis  T.
Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D.

Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

         Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


         For the fiscal year ended December 31, 1998, BLUE CHIP FUND's advisory fees were $1,332,265, CASH MANAGEMENT FUND's advisory fees were $30,973, net of a waiver of $7,743, DISCOVERY FUND's advisory fees were $775,442, GOVERNMENT FUND's advisory fees were $60,097, net of a waiver of $15,024, GROWTH FUND's advisory fees were $1,156,103, HIGH YIELD FUND's advisory fees were $476,199, INTERNATIONAL SECURITIES FUND's advisory fees were $630,772, INVESTMENT GRADE FUND's advisory fees were $115,165, net of a waiver of $28,791, TARGET MATURITY 2007 FUND's advisory fees were $138,611, net of a waiver of $34,652; TARGET MATURITY 2010 FUND's advisory fees were $42,953, net of a waiver of $10,738 and UTILITIES INCOME FUND's advisory fees were $246,125, net of a waiver of $61,531. For the fiscal year ended December 31, 1998, the Adviser voluntarily reimbursed expenses for CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, and TARGET MATURITY 2010 FUND in the amounts of $7,391, $2,425, $3,625, $5,370, and $1,042 respectively.

         For the fiscal year ended December 31, 1999, BLUE CHIP FUND's advisory fees were $1,730,039, CASH MANAGEMENT FUND's advisory fees were $60,458, net of a waiver of $12,088, DISCOVERY FUND's advisory fees were $885,388, FOCUSED EQUITY FUND's advisory fees were $999, GOVERNMENT FUND's advisory fees were $82,579, net of a waiver of $16,498, GROWTH FUND's advisory fees were $1,619,176, HIGH YIELD FUND's advisory fees were $498,777, INTERNATIONAL SECURITIES FUND's advisory fees were $775,668, INVESTMENT GRADE FUND's advisory fees were $161,188, net of a waiver of $32,231, TARGET MATURITY 2007 FUND's advisory fees were $193,782, net of a waiver of $38,707; TARGET MATURITY 2010 FUND's advisory fees were $67,652, net of a waiver of $13,508, TARGET MATURITY 2015 FUND's advisory fees were $660, net of a waiver of $131, and UTILITIES INCOME FUND's advisory fees were $442,935, net of a waiver of $88,601. For the fiscal year ended December 31, 1999, the Adviser voluntarily reimbursed expenses of $4,808 for CASH MANAGEMENT FUND.


         For the fiscal year ended December 31, 2000, BLUE CHIP FUND's advisory fees were $2,125,656, CASH MANAGEMENT FUND's advisory fees were $64,922, net of a waiver of $12,984, DISCOVERY FUND's advisory fees were $1,220,341, GOVERNMENT FUND's advisory fees were $81,545, net of a waiver of $16,291, GROWTH FUND's advisory fees were $2,102,525, HIGH YIELD FUND's advisory fees were $460,667, INTERNATIONAL SECURITIES FUND's advisory fees were $946,846, INVESTMENT GRADE FUND's advisory fees were $153,399, net of a waiver of $30,680, TARGET MATURITY 2007 FUND'S advisory fees were $196,143, net of a waiver of $39,229; TARGET MATURITY 2010 FUND's advisory fees were $71,155, net of a waiver of $14,231 and UTILITIES INCOME FUND's advisory fees were $597,122, net of a waiver of $37,732. For the fiscal year ended December 31, 2000, the Adviser voluntarily reimbursed expenses for BLUE CHIP FUND and GOVERNMENT FUND, in the amounts of $1,129 and $7,771 respectively.

         SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund as the investment subadviser to FOCUSED EQUITY FUND, INTERNATIONAL SECURITIES FUND and GROWTH FUND under a subadvisory agreement.

         On May 1, 2001, WMC replaced Arnhold and S. Bleichroeder, Inc., ("ASB") as investment subadviser to the FOCUSED EQUITY FUND. ASB had served as the Fund's investment subadviser since the Fund commenced operations on November 8, 1999.

         The Subadvisory Agreement provides that it will continue, with respect to each Fund, for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board of Trustees or a majority of the outstanding voting securities of that Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically, with respect to a Fund, if assigned or upon the termination of the Advisory Agreement, and that it may be terminated without penalty by the Board of Trustees or a vote of a majority of the outstanding voting securities of that Fund, upon not more than 60 days' written notice, or by the Adviser or Subadviser on not more than 30 days' written notice. Each Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         Under the Subadvisory Agreement with WMC, the Adviser will pay to WMC a fee at an annual rate of 0.400% of the average daily net assets of the INTERNATIONAL SECURITIES FUND and GROWTH FUND, respectively, up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee is calculated separately for each Fund. WMC voluntarily has agreed to waive its fees on the first $50 million of the daily net assets of GROWTH FUND to an annual rate of 0.325%. The Adviser will retain the portion of those fees waived by WMC.


         For the fiscal year ended December 31, 1998, WMC received $293,747 for its services with respect to the INTERNATIONAL SECURITIES FUND and $449,133 for its services with respect to GROWTH FUND.

         For the fiscal year ended December 31, 1999, WMC received $346,843 for its services with respect to the INTERNATIONAL SECURITIES FUND and $584,804 for its services with respect to GROWTH FUND.


         For the fiscal year ended December 31, 2000, WMC received $409,348 for its services with respect to the INTERNATIONAL SECURITIES FUND and $773,257 for its services with respect to GROWTH FUND.


         Under the Subadvisory Agreement with WMC, the Adviser will pay to WMC a fee at an annual rate of 0.425% of the average daily net assets of the FOCUSED EQUITY FUND up to and including $50 million; 0.325% of the average daily net assets in excess of $50 million up to and including $150 million, and 0.275% of the average daily net assets of $150 million up to and including $500 million and 0.250% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly.


         For its services with respect to FOCUSED EQUITY FUND, for November 8, 1999 to December 31, 1999, ASB received $532, for the fiscal year ended December 31, 2000, ASB received $25,077.46.

                        DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Interactive Data Corporation provides pricing services for corporate debt securities and foreign equity securities. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of Life Series Fund's officers in a manner specifically authorized by the Board of Trustees.

         "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         The CASH MANAGEMENT FUND values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

         The Board of Trustees of Life Series Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

         EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

                  1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

                  2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the case of a mail  order  the  order  will be
considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

                           (b)  In  the  case  of  a  wire  order,  including  a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

                  3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

                  4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         The Adviser or WMC, as applicable, may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions with other dealers or underwriters. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser or WMC normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser or WMC may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser or WMC may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to a Fund the Adviser or WMC may utilize a broker to purchase OTC securities and pay a commission.

         In purchasing and selling portfolio securities on behalf of a Fund, the Adviser or WMC will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser or WMC may use commissions or dealer concessions available in fixed-priced underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser may use the research and other services to service any or all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser or Subadvisers and the Fund's Board to analyze a fund's performance relative to other comparable funds. The Subadvisers may use research obtained with commissions to service their other clients.

         In selecting the broker-dealers to execute a Fund's portfolio transactions, the Adviser or WMC may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser and WMC do not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser or WMC participates in commissions generated by portfolio orders placed on behalf of a Fund.

         The Adviser and WMC may combine transaction orders placed on behalf of any of the Funds with the orders of their other advisory clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees. In addition, some securities considered for investment by a Fund may also be appropriate for other Funds and/or clients served by WMC. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other funds or clients serviced by a Subadviser are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by WMC, as applicable.




         Brokerage commissions for the fiscal year ended December 31, 1998 are as follows: BLUE CHIP FUND paid $379,563 in brokerage commissions. Of that amount, $22,481 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $20,830,218. INTERNATIONAL SECURITIES FUND paid $392,248 in brokerage commissions. Of that amount, $7,375 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $7,052,426. DISCOVERY FUND paid $232,266 in brokerage commissions. Of that amount, $13,667 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,380,076. GROWTH FUND paid $89,395 in brokerage commissions. Of that amount, $17,916 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $14,375,011. UTILITIES INCOME FUND paid $125,967 in brokerage commissions. Of that amount, $12,540 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $9,302,550. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.

         Brokerage commissions for the fiscal year ended December 31, 1999 are as follows: BLUE CHIP FUND paid $395,531 in brokerage commissions. Of that amount, $11,148 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $9,599,277 INTERNATIONAL SECURITIES FUND paid $419,570 in brokerage commissions. Of that amount, $54,011 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $26,260,400.

DISCOVERY FUND paid $153,263 in brokerage commissions. Of that amount, $14,448 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,793,207. GROWTH FUND paid $190,387 in brokerage commissions. Of that amount, $34,081 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $24,906,452. UTILITIES INCOME FUND paid $109,038 in brokerage commissions. Of that amount, $8,502 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,623,122. FOCUSED EQUITY FUND paid $1,289 in brokerage commissions; none of which was paid in brokerage commissions to brokers who furnished research services. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.


         Brokerage commissions for the fiscal year ended December 31, 2000 are as follows. BLUE CHIP FUND paid $674,039 in brokerage commissions. Of that amount, $24,978 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $23,581,418. INTERNATIONAL SECURITIES FUND paid $453,240 in brokerage commissions. Of that amount, $54,791 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $32,830,384. DISCOVERY FUND paid $264,784 in brokerage commissions. Of that amount, $25,854 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $15,755,509. GROWTH FUND paid $289,201 in brokerage commissions. Of that amount, $32,809 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $20,341,404. HIGH YIELD FUND paid $40 in brokerage commissions. Of that amount, $0 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $0. UTILITIES INCOME FUND paid $144,736 in brokerage commissions. Of that amount, $4,734 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $2,619,013. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.


                                      TAXES

         Shares of the Funds are offered only to the Separate Accounts that fund the Policies and Contracts. See the applicable Separate Account Prospectus for a discussion of the special taxation of First Investors Life with respect to those accounts and of the Policyowners and Contractholders.

         To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund - each Fund being treated as a separate corporation for these purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND, DISCOVERY FUND and HIGH YIELD FUND (each a "Foreign Fund"), net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for a Foreign Fund, foreign currencies, or other income (including, for INTERNATIONAL SECURITIES FUND and FOCUSED EQUITY FUND, gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or, for a Foreign Fund, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each Separate Account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts and Policies supported by those accounts would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code (described above), place certain limitations on the assets of each Separate Account -- and of each Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of the related Separate Account -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders and Policyowners other than as described in the Prospectuses of the Separate Accounts.

         Dividends and interest received by a Foreign Fund, and gains realized by a Foreign Fund, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each of INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND and DISCOVERY FUND may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if any Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND or DISCOVERY FUND invests in a PFIC and elects to treat the PFIC as a "qualified electing fund"

("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each of INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND and DISCOVERY FUND may elect to "mark-to-market" its stock in any PFICs. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         FOCUSED EQUITY FUND, HIGH YIELD FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND and UTILITIES INCOME FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         FOCUSED EQUITY FUND'S and INTERNATIONAL SECURITIES FUND'S use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and, with respect to INTERNATIONAL SECURITIES FUND, entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund will realize in connection therewith. Gains from a Foreign Fund's disposition of foreign currencies (except gains that may be excluded by future regulations), and in the case of each of FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND gains from options, futures and forward currency contracts it derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         If INTERNATIONAL SECURITIES FUND or FOCUSED EQUITY FUND has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale by a Fund if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                             PERFORMANCE INFORMATION

         The CASH MANAGEMENT FUND provides current yield quotations based on its daily dividends. To the extent it has net investment income, the CASH MANAGEMENT FUND declares dividends daily and pays dividends monthly from net investment income.

         For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the CASH MANAGEMENT FUND'S average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing the Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

         In addition to providing current yield quotations, the CASH MANAGEMENT FUND provides effective yield quotations for a base period return of seven days. The CASH MANAGEMENT FUND may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return. Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.


         The following is an example, for purposes of illustration only, of the current and effective yield calculation for CASH MANAGEMENT FUND for the seven day period ended December 31, 2000.



       Dividends per share from net investment income (seven calendar days ended                   $.001138987
       December 31, 2000) (Base Period)

       Annualized (365 day basis)*                                                                 $.059390033

       Average net asset value per share of the seven calendar days ended                                $1.00
       December 31, 2000

       Annualized historical yield per share for the seven calendar days ended                           5.94%
       December 31, 2000

       Effective Yield**                                                                                 6.10%

       Weighted average life to maturity of the portfolio on December 31, 2000 was 75 days

------------
* This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2001.

                                              365/7
**   Effective Yield = [(Base Period Return+1)     ] - 1

         A Fund may advertise its top holdings from time to time. A Fund may advertise its performance in various ways.

         Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)^(1/n)]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.


         Average annual total return and total return computed at net asset value for the periods ended December 31, 2000 are set forth in the following tables. The average annual total return and total return figures do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which an investor may invest. If they were included, the returns would be less than those shown.


AVERAGE ANNUAL TOTAL RETURN(1)

                                ONE YEAR   FIVE YEARS    TEN YEARS    LIFE OF FUND(2)
                                --------   ----------    ---------    ---------------

BLUE CHIP                        (5.75%)     16.63%       15.33%             N/A
DISCOVERY                        (0.22%)     16.58%       16.30%             N/A
FOCUSED EQUITY                  (10.93%)        N/A          N/A         (7.62%)
GOVERNMENT                        10.54%      6.21%          N/A           6.43%
GROWTH                             0.03%     20.98%       17.30%             N/A
HIGH YIELD                       (6.36%)      5.12%       10.49%             N/A
INTERNATIONAL                   (11.67%)     11.52%       10.90%             N/A
INVESTMENT GRADE                   9.51%      5.64%          N/A           6.96%
TARGET 2007                       16.44%      6.12%          N/A           9.20%
TARGET 2010                       21.06%        N/A          N/A          10.28%
TARGET 2015                       25.01%        N/A          N/A          16.26%
UTILITIES INCOME                 (0.59%)     12.48%          N/A          11.42%



TOTAL RETURN(1)

                                ONE YEAR   FIVE YEARS    TEN YEARS    LIFE OF FUND(2)
                                --------   ----------    ---------    ---------------

BLUE CHIP                       (5.75%)      115.80%         316.14%             N/A
DISCOVERY                       (0.22%)       72.93%         352.62%             N/A
FOCUSED EQUITY                 (10.93%)          N/A             N/A         (8.70%)
GOVERNMENT                      10.54%        35.16%             N/A          75.05%
GROWTH                           0.03%       159.21%         393.66%             N/A
HIGH YIELD                      (6.36%)       28.33%         171.10%             N/A
INTERNATIONAL                  (11.67%)       72.52%         181.35%             N/A
INVESTMENT GRADE                 9.51%        31.57%             N/A          83.15%
TARGET 2007                     16.44%        34.57%             N/A          64.99%
TARGET 2010                     21.06%           N/A             N/A          58.02%
TARGET 2015                     25.01%           N/A             N/A          18.88%
UTILITIES INCOME               (0.59%)        80.08%             N/A         116.28%


-----------------------
(1) Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.


(2) The inception dates for the Funds are as follows: BLUE CHIP - March 8, 1990; DISCOVERY - November 9, 1987; FOCUSED EQUITY - November 8, 1999; GOVERNMENT - January 7, 1992; GROWTH - November 9, 1987; HIGH YIELD - November 9, 1987; INTERNATIONAL SECURITIES - April 16, 1990; INVESTMENT GRADE - January 7, 1992; TARGET 2007 - April 26, 1995; TARGET 2010 - April 30, 1996; TARGET 2015 - November 8, 1999; and UTILITIES INCOME - November 15,1993.


         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.


         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.

         From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, a Fund's portfolio holdings, such as:

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

         THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

         Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

         Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

         The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         Moody's  Stock  Index,   an  unmanaged   index  of  utility  stock
         performance.

         Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

         Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

         Reuters,   a  wire  service  that  frequently  reports  on  global
         business.

         Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         Salomon     Brothers     Government     Index    is    a    market
         capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

         Salomon     Brothers     Mortgage     Index     is    a     market
         capitalization-weighted   index  that   consists   of  all  agency
         pass-throughs and FHA and GNMA project notes.

         Standard   &   Poor's   400   Midcap   Index   is   an   unmanaged
         capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

         Standard & Poor's Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

         Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

         From time to time, in reports and promotional literature as well as in the prospectus, the Focused Equity Fund may report its performance for the period of time WMC has acted as investment subadviser.

                               GENERAL INFORMATION

         ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into thirteen separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

         CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

         TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

         AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders receive semi-annual and annual reports of the Fund, including audited financial statements, and a list of securities owned.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036 serves as counsel to the Fund.

         SHAREHOLDER LIABILITY. Life Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Life Series Fund. The Declaration of Trust however, contains, an express disclaimer of shareholder liability for acts or obligations of Life Series Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Life Series Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Life Series Fund of any shareholder held personally liable for the obligations of Life Series Fund. The Declaration of Trust also provides that Life Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Life Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Life Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Life Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.


         5% SHAREHOLDERS. As of April 3, 2001 the following owned of record or beneficially 5% or more of the outstanding shares of the Fund listed below:



FUND                                % OF SHARES        SHAREHOLDER
----                                -----------        -----------

CASH MANAGEMENT FUND                    5.9%           Valerie Pleva
                                                       George Washington Rm 1718
                                                       23 Lexington Ave.
                                                       New York, NY 10010

TARGET MATURITY 2015 FUND              10.4%           Clifford Robert
                                                       224 Bernard Ave
                                                       AMA, Louisiana  70031

                                        7.5%           Malcolm A. Lynch
                                                       3215 17th Street
                                                       Philadelphia, PA  19103



         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds, the Adviser, and the Underwriter have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Subject to certain exemptions, all access persons, except the disinterested Trustees of the Funds: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Funds.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

         Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         -        Conservative   capitalization   structure  with  moderate
                  reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.      Nature of and provisions of the obligation;

         3.      Protection   afforded  by,  and  relative   position   of,  the
obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         MOODY'S INVESTORS SERVICE, INC.
         ------------------------------

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX D


       [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:


                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years          10%               8%               6%               4%
       -----          ---               --               --               --
         5           16,453          14,898           13,489           12,210
        10           27,070          22,196           18,194           14,908
        15           44,539          33,069           24,541           18,203
        20           73,281          49,268           33,102           22,226
        25          120,569          73,402           44,650           27,138



                         INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. This assumes monthly installment with a constant hypothetical return rate of 8%.


       Years           $100            $250            $500            $1,000
       -----           ----            ----            ----            ------
         5            7,348          18,369           36,738           73,476
        10           18,295          43,736           91,473          182,946
        15           34,604          86,509          173,019          346,038
        20           58,902         147,255          294,510          589,020
        25           95,103         237,757          475,513          951,026

       [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.


                        ---------------------------------- ------------------
                        25 years old...................               573,443
                        ---------------------------------- ------------------
                        35 years old...................               242,228
                        ---------------------------------- ------------------
                        45 years old...................               103,320
                        ---------------------------------- ------------------

For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

       [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                  THE EFFECTS OF INFLATION OVER TIME

                1966 .......................  96.61836
                1967 .......................  93.80423
                1968 .......................  89.59334
                1969 .......................  84.36285
                1970 .......................  79.88906
                1971 .......................  77.33694
                1972 .......................  74.79395
                1973 .......................  68.80768
                1974 .......................  61.27131
                1975 .......................  57.31647
                1976 .......................  54.63915
                1977 .......................  51.20820
                1978 .......................  46.98000
                1979 .......................  41.46514
                1980 .......................  36.85790
                1981 .......................  33.84564
                1982 .......................  32.60659
                1983 .......................  31.41290
                1984 .......................  30.23378
                1985 .......................  29.12696
                1986 .......................  28.81005
                1987 .......................  27.59583
                1988 .......................  26.43279
                1989 .......................  25.27035
                1990 .......................  23.81748
                1991 .......................  23.10134
                1992 .......................  22.45028
                1993 .......................  21.86006
                1994 .......................  21.28536
                1995 .......................  20.76620
                1996 .......................  20.16135

                1996 .......................  100.00
                1997 .......................  103.00
                1998 .......................  106.00
                1999 .......................  109.00
                2000 .......................  113.00
                2001 .......................  116.00
                2002 .......................  119.00
                2003 .......................  123.00
                2004 .......................  127.00
                2005 .......................  130.00
                2006 .......................  134.00
                2007 .......................  138.00
                2008 .......................  143.00
                2009 .......................  147.00
                2010 .......................  151.00
                2011 .......................  156.00
                2012 .......................  160.00
                2013 .......................  165.00
                2014 .......................  170.00
                2015 .......................  175.00
                2016 .......................  181.00
                2017 .......................  186.00
                2018 .......................  192.00
                2019 .......................  197.00
                2020 .......................  203.00
                2021 .......................  209.00
                2022 .......................  216.00
                2023 .......................  222.00
                2024 .......................  229.00
                2025 .......................  236.00
                2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.


                          Your Taxable Equivalent Yield


                                       Your Federal Tax Bracket
                         -------------------------------------------------------


                          28.0%        31.0%          36.0%          39.6%

Your tax-free yield
       3.00%              4.17%        4.35%          4.69%          4.97%
       3.50%              4.86%        5.07%          5.47%          5.79%
       4.00%              5.56%        5.80%          6.25%          6.62%
       4.50%              6.25%        6.52%          7.03%          7.45%
       5.00%              6.94%        7.25%          7.81%          8.25%
       5.50%              7.64%        7.97%          8.59%          9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2000

         Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2000 electronically filed with the Securities and Exchange Commission on.

                            PART C. OTHER INFORMATION

Item 23.        EXHIBITS

      (a)           Declaration of Trust (2)

      (b)           By-laws (2)

      (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

      (d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc., including form of Schedule A relating to Zero Coupon 2007 Series (1)

      (d)(ii) Form of Subadvisory Agreement among First Investors Management Company, Inc., First Investors Life Series Fund and Wellington Management Company LLP (6)

      (e)           Underwriting Agreement - none

      (f)           Bonus, profit sharing or pension plans - none

      (g)(i)        Custodian Agreement between Registrant and Irving Trust
                    Company (3)

      (g)(ii) Custodian Agreement between Registrant and Brown Brothers Harriman & Co. with respect to International Securities Series (3)

      (g)(iii) Supplement to Custodian Agreement between Registrant and The Bank of New York (3)

      (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp. (4)

      (h)(ii)       Amended Schedule A to Transfer Agent Agreement (5)

      (i)           Opinion and Consent of Counsel - filed herewith

      (j)(i)        Consent of Independent Accountants - filed herewith

      (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Rubinstein, Srygley, Sullivan and Wentworth (2)

      (j)(iii)      Power of Attorney for Mr. Grohol - filed herewith

      (j)(iv)       Power of Attorney for Mr. Lavoie - filed herewith

      (k)           Financial statements omitted from prospectus - none

      (l)           Initial capital agreements - none

      (m)           Distribution Plan - none

      (n)           18f-3 Plan - none

      (o)           Reserved

      (p)(i) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters (5)

      (p)(ii)       Code of Ethics for Wellington Management Company LLP (4)

--------
(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 2-98409), filed on February 15, 1995.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No. 2-98409), filed on October 2, 1995.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-98409), filed on February 14, 1996.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 27 to Registrant's Registration Statement (File No. 2-98409), filed on April 28, 2000.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.

(6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 28 to Registrant's Registration Statement (File No. 2-98409), filed on February 26, 2001.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           There are no persons controlled by or under common control with the Registrant.

Item 25.   INDEMNIFICATION

           ARTICLE XI, SECTIONS 1 AND 2 OF REGISTRANT'S AMENDED AND RESTATED DECLARATION OF TRUST PROVIDE AS FOLLOWS:

           Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           Section 2.

           (a) Subject to the exceptions and limitations contained in Section (b) below:

                   (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b)     No  indemnification  shall be provided hereunder to a Covered
 Person:

                   (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                   (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                         (A) by the court or other body approving the settlement; or

                         (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                         (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

           NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

           7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

           NUMBER  5 OF  THE  REGISTRANT'S  SUBADVISORY  AGREEMENT  PROVIDES  AS
FOLLOWS:

           5. LIABILITY OF THE SUBADVISER. The Subadviser agrees to perform faithfully the services required to be rendered to the Fund and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by the Fund or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to the Fund, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Subadviser from any liabilities which it may have under the 1933 Act or the 1940 Act.

           ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT WITH THE BANK OF NEW YORK PROVIDES AS FOLLOWS:

           1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

           NUMBER 5 C OF THE REGISTRANT'S CUSTODIAN AGREEMENT WITH BROWN BROTHERS HARRIMAN & CO. PROVIDES AS FOLLOWS:

           C. Except as may otherwise be set forth in this Agreement with respect to particular matters, the Custodian shall be held only to the exercise of reasonable care and diligence in carrying out the provisions of this Agreement, provided that the Custodian shall not thereby be required to take any action which is in contravention of any applicable law. The Fund agrees to indemnify and hold harmless the Custodian and its nominees from all claims and liabilities (including counsel fees) incurred or assessed against it or its nominees in connection with the performance of this Agreement, except such as may arise from its or its nominee's breach of the relevant standard of conduct set forth in this Agreement.

           NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

           5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

           6.     INDEMNIFICATION.

           A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

           B) The Transfer Agent shall not pay or settle any claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

           REFERENCE  IS HEREBY MADE TO THE  MARYLAND  GENERAL  CORPORATION  LAW
CORPORATIONS  AND  ASSOCIATIONS  ARTICLE,  SECTION  2-418,   INDEMNIFICATION  OF
DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

           The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors/trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director/trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director/trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   (a)  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and Trustees of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7885) and is incorporated herein by reference.

           (b)  BUSINESS AND OTHER CONNECTIONS OF SUBADVISERS

           Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

Item 27.   PRINCIPAL UNDERWRITERS

           Not Applicable.


Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodians, The Bank of New York, 48 Wall Street, New York, NY 10286, and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.

Item 29.   MANAGEMENT SERVICES

           Not Applicable.


Item 30.   UNDERTAKINGS

           None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment 29 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 27th day of April 2001.

                                            FIRST INVESTORS LIFE SERIES FUND

                                            By: /s/ Glenn O. Head
                                                -----------------
                                                Glenn O. Head
                                                President and Trustee

           Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 29 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Glenn O. Head                  President and Trustee          April 27, 2001
------------------------------
Glenn O. Head

/s/ Joseph I. Benedek              Treasurer and Principal        April 27, 2001
------------------------------     Accounting Officer
Joseph I. Benedek

/s/ Robert M. Grohol**             Trustee                        April 27, 2001
------------------------------
Robert M. Grohol

/s/ Kathryn S. Head*               Trustee                        April 27, 2001
------------------------------
Kathryn S. Head

/s/ Larry R. Lavoie                Trustee                        April 27, 2001
------------------------------
Larry R. Lavoie

/s/ Rex R. Reed*                   Trustee                        April 27, 2001
------------------------------
Rex R. Reed

/s/ Herbert Rubinstein*            Trustee                        April 27, 2001
------------------------------
Herbert Rubinstein

/s/ James M. Srygley*              Trustee                        April 27, 2001
------------------------------
James M. Srygley

/s/ John T. Sullivan*              Chairman of the Board          April 27, 2001
------------------------------     and Trustee
John T. Sullivan

/s/ Robert F. Wentworth*           Trustee                        April 27, 2001
------------------------------
Robert F. Wentworth


* Signatures affixed by Larry R. Lavoie pursuant to powers of attorney dated September 21, 1995 and incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No. 2-98409), filed on October 2, 1995.

** Signature affixed by Larry R. Lavoie pursuant to power of attorney dated September 21, 2000 and filed herewith.

                                INDEX TO EXHIBITS

Exhibit
Number                   Description
-----                    -----------

23(a)                 Declaration of Trust (2)

23(b)                 By-laws (2)

23(c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

23(d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc., including form of Schedule A relating to Zero Coupon 2007 Series (1)

23(d)(ii)             Form  of  Subadvisory   Agreement  among  First  Investors
                      Management Company, Inc., First Investors Life Series Fund and Wellington Management Company LLP (6)

23(e)                 Underwriting Agreement - none

23(f)                 Bonus, profit sharing or pension plans - none

23(g)(i)              Custodian  Agreement  between  Registrant and Irving Trust
                      Company (3)

23(g)(ii)             Custodian  Agreement between Registrant and Brown Brothers
                      Harriman & Co. with  respect to  International  Securities
                      Series (3)

23(g)(iii)            Supplement to Custodian  Agreement between  Registrant and
                      The Bank of New York (3)

23(h)(i)              Transfer   Agent   Agreement   between    Registrant   and
                      Administrative Data Management Corp. (4)

23(h)(ii)             Amended Schedule A to Transfer Agent Agreement (5)

23(i)                 Opinion and Consent of Counsel - filed herewith

23(j)(i)              Consent of Independent Accountants - filed herewith

23(j)(ii)             Powers of Attorney  for Ms. Head and Messrs.  Head,  Reed,
                      Rubinstein, Srygley, Sullivan and Wentworth (2)

23(j)(iii)            Power of Attorney for Mr. Grohol - filed herewith

23(j)(iv)             Power of Attorney for Mr. Lavoie - filed herewith

23(k)                 Financial statements omitted from prospectus -none

23(l)                 Initial capital agreements - none

23(m)                 Distribution Plan - none

23(n)                 18f-3 Plan - none

23(o)                 Reserved

23(p)(i) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters (5)

23(p)(ii)             Code of Ethics for Wellington Management Company LLP (4)

--------
(1)   Incorporated by reference to the  corresponding  exhibit of Post-Effective
      Amendment  No.  15  to  Registrant's   Registration  Statement  (File  No.
      2-98409), filed on February 15, 1995.

(2)   Incorporated by reference to the  corresponding  exhibit of Post-Effective
      Amendment  No.  17  to  Registrant's   Registration  Statement  (File  No.
      2-98409), filed on October 2, 1995.

(3)   Incorporated by reference to the  corresponding  exhibit of Post-Effective
      Amendment  No.  18  to  Registrant's   Registration  Statement  (File  No.
      2-98409), filed on February 14, 1996.

(4)   Incorporated by reference to the  corresponding  exhibit of Post-Effective
      Amendment  No.  27  to  Registrant's   Registration  Statement  (File  No.
      2-98409), filed on April 28, 2000.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.

(6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 28 to Registrant's Registration Statement (File No.2-98409), filed on February 26, 2001.